MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.



FUND LOGO




Quarterly Report

March 31, 1999




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information hereinare as dated and are subject to change.




Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
March 31, 1999


Peru                   0.1%
Venezuela              0.6%
Brazil                16.5%
Hungary                3.8%
Czech Republic         0.5%
Poland                 2.7%
Russia                 0.2%
Greece                 2.7%
Turkey                 2.9%
Pakistan               0.0%++
India                  6.2%
Thailand               3.2%
China                  0.7%
Hong Kong              1.0%
South Korea           11.1%
Mexico                16.5%
Ecuador                0.3%
Chile                  0.9%
Argentina              2.5%
Egypt                  0.5%
South Africa           8.6%
Israel                 2.6%
Indonesia              2.9%
Malaysia               5.1%
Taiwan                 7.6%
Philippines            1.2%

[FN]
 *Total may not equal 100%.
++Amount is less than 0.1%.


Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1999


DEAR SHAREHOLDER


During the three-month period ended March 31, 1999, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +7.52%, +7.33%, +7.35% and +7.56%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The total return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index was +12.44% during the same period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI EMF Index, unless otherwise noted, and are for the three-month period ended March 31, 1999.)

Detrimental to performance were the Fund's overweighted positions in Hungary and Poland. The Hungarian market declined 15.16% and the Polish market rose only 2.31%. Beneficial to performance were the Fund's underweighted positions in the Czech Republic, Colombia and Venezuela, whose markets declined 18.05%, 14.21% and 13.25%, respectively.


Investment Overview
Worldwide emerging markets performed strongly during the quarter ended March 31, 1999. The MSCI EMF Index benefited from the rallies in Turkey (+50.38%), Mexico Free (+28.75%) and India (+26.38%), and the recovery in Brazil Free, which, despite its currency devaluation in January, rose 5.52% for the quarter. Fiscal pressures and diminishing reserves finally forced Brazil to abandon its currency policy and allow the real to float. Unlike the currency devaluations in Asia and Russia, the real devaluation was expected by investors and largely discounted in prices of stocks. This explains the relatively small impact the devaluation had on other emerging markets. The problem has thus far been seen as an isolated, domestic one. Nonetheless, it remains a large and critical one for its leaders to solve. However, Brazil currently no longer has an overvalued currency, and the real has stabilized. The new central bank president, Arminio Fraga, has the confidence of foreign investors and lenders, and the country regained access to external funds. However, the key improvements in public finances will occur only gradually over years.

During the March quarter, Latin American markets, whose performance had been constrained by Brazil's problems, started to rally. Mexico was the most resilient. The country's relative strength is rooted in expected improvement in economic performance, particularly its trade balance. More than 80% of Mexico's exports are directed to the United States, and at the same time, Mexican domestic demand has slowed to a more gradual pace than originally expected.

One of our key holdings in the portfolio is Grupo Televisa SA, the dominant television programming producer and broadcaster in Mexico. Televisa dominates roughly 70% of television advertising spending and over 50% of total advertising spending. The company has been undergoing very positive changes over the past two years under chief executive officer, Emilio Azcarraga Jean, who has attracted experienced and talented top management. The management team's efforts in the areas of cost cutting, programming, and sales and marketing are beginning to translate into growing profitability and market share. We believe that the trend has a long way to go as the company shifts its focus to restructuring unprofitable operations that have been a drag on earnings.

In fourth quarter of 1998, India experienced some political uncertainty because of government elections. However, during the three months ended March 31, 1999, the Indian market rally was fueled by the announcement of a budget that delivered several capital market-friendly measures. These included lowering capital gains taxes for individuals and corporations from 20% to 10%, and eliminating the tax on income derived from mutual funds.

Information technology service is India's fastest growing export. Pentafour Software & Exports Ltd., one of our main holdings in India, is among the leaders in this sector in India. In addition, the company has a well-established multimedia business that produces animated films with the aid of computer technology for studios around the world.

Aside from Pentafour, the Fund has investments in the technology sector through holdings in South Korea and Taiwan. An example is the Taiwan Semiconductor Manufacturing Company (TSMC), the dominant semiconductor foundry company. TSMC management consistently delivers impressive operating results with much lower volatility than the semiconductor industry and its foundry peers. The company pioneered the semiconductor foundry business model. The existence of these foundries has enabled the development of independent integrated circuit design companies, thereby accelerating the pace of innovation in the computer industry.

With the exception of India, Taiwan and South Korea, the other Asian emerging markets had comparatively lackluster performances during the March quarter. This indicates a more sober and realistic outlook on the pace of restructuring, recovery and growth. Nonetheless, the reform process continues in the region. Thailand's bankruptcy and foreclosure laws were passed, and we believe that the outlook for foreign exchange liberalization in South Korea, financial restructuring in Taiwan, and bank recapitalization in Indonesia is extremely encouraging.

During the quarter ended March 31, 1999, the Middle Eastern and African markets performed well as the Brazilian currency devalued. Throughout the period, domestic developments rather than external ones played a primary role in driving the performance of Middle East and African stock markets. In Turkey, local political and economic issues were particularly important in lowering the "risk premium" attributed to the country and fueling the 50.38% rally in its stock market. The capture of Abdullah Ocalan, the rebel Kurdish leader sought by the Turkish Army for more than a decade, gave a boost to the ruling parties, and raised hopes of greater political stability and policy continuity. Interest rates declined as inflation was stable, and the International Monetary Fund expressed a willingness to provide a credit facility. The decline in interest rates has been timely because the amount of debt that the Turkish Treasury needs to roll over is substantial and will be rising in the coming months.

Many Turkish companies--both banks and non-banks--invest in Turkish Treasury bills. Thus, the value of their investment portfolios rises as interest rates decline. Given the high prevailing interest rates in Turkey, there is scope for a further decline in rates. A holding in our portfolio is Migros Turk T.A.S., the country's largest supermarket retailer with approximately 28% market share. Aside from its retailing expertise, Migros also benefits from a highly favorable working capital position--that is, the company receives payments from its customers more rapidly than it pays its suppliers. Migros' expertise in retailing and cash management enabled the company to continually expand its presence in the market without sacrificing earnings. Also, the company's ability to generate large cash flows enables it to diminish earnings volatility. We deem this to be a critical advantage because we expect Turkish economic conditions to be sluggish in the coming months.

There appears to be a major shift in South African monetary policy, which has driven the market to perform relatively well (+13.14%) in the past three months, despite volatility in the external environment. Prior to 1999, the overriding monetary policy objective was to maintain a stable currency. Since the beginning of 1999, the policy appears to have shifted to a more growth-oriented strategy. Interest rates have declined over 240 basis points in the past three months. Surprisingly, the South African rand remained fairly stable during the period, an indication of foreign capital inflow. We believe this attests to investor recognition of the fair fundamentals of the South African economy and companies, and to the growing interest of investors in commodity stocks.

One of the Fund's largest positions is Nampak Limited, the premier South African packaging company. Nampak is a good example of the ideal investment opportunity in these markets. Nampak dominates the South African packaging industry with significant market positions in all areas. The company has one of the strongest management teams in the country. Its cost structure is in line with international packaging companies, despite the lower economies of scale in the South African and other African markets that Nampak serves. The stock price plunged as interest rates were hiked in May--June 1998 to defend the rand. While the high interest rates and slowdown in the economy limited Nampak's growth in the short term, it has hurt its smaller competitors much more severely. Weak competitors are exiting the business, leading to a consolidation in segments of the packaging industry in South Africa. From its strong balance sheet perspective, Nampak took advantage of this consolidation by acquiring capacity at reduced prices. Ultimately, the loss of marginal players in the packaging industry will lead to a more rational market and greater profitability for Nampak. In the short term, we believe the company will benefit from cost savings generated from rationalizing its acquisitions. Over the short-to-medium term, the company's growth prospects improve as interest rates decline.


Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1999


Emerging European markets lived up to their reputations during the March quarter as leverage played on the European Union. The market performance of Hungary (-15.16%) and the Czech Republic (-18.05%) followed that of the European Union in general direction, but with a multiplier. This reflects concern regarding those countries' deteriorating external balances as the outlook for European Union economic growth worsened, and monetary policy was not eased to address the problem.


In Conclusion
The March quarter proved once again how volatile emerging markets can be. We see value throughout the markets with security valuations comparing favorably to those elsewhere in the world. However, we would remind shareholders that because of this volatility, there may be periods of downturns and therefore investing in these markets requires a long-term view.

Thank you for your ongoing interest in Merrill Lynch Developing
Capital Markets Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager


May 13, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Developing Capital Markets Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distri-bution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                        12 Month           3 Month        Since Inception
                                                      Total Return       Total Return       Total Return
ML Developing Capital Markets Fund Class A Shares        -29.49%             +7.52%            +41.03%
ML Developing Capital Markets Fund Class B Shares        -30.24              +7.33             -27.15
ML Developing Capital Markets Fund Class C Shares        -30.20              +7.35             -36.60
ML Developing Capital Markets Fund Class D Shares        -29.64              +7.56             -34.33

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods are: Class A Shares, from 9/01/89 to 3/31/99; Class B Shares, from 7/01/94 to 3/31/99; and Class C & Class D Shares, from 10/21/94 to 3/31/99.


Average Annual
Total Return



                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                        -29.49%        -33.20%
Five Years Ended 3/31/99                  - 6.80         - 7.80
Inception (9/01/89) through 3/31/99       + 3.65         + 3.07

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/99                        -30.24%        -33.01%
Inception (7/01/94) to 3/31/99            - 6.45         - 6.45

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/99                        -30.20%        -30.89%
Inception (10/21/94) to 3/31/99           - 9.75         - 9.75

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**


Year Ended 3/31/99                        -29.64%        -33.33%
Inception (10/21/94) to 3/31/99           - 9.03         -10.13

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                       (in US dollars)
                                   Shares Held/                                                                 Percent of
AFRICA           Industries         Face Amount          Investments                    Cost          Value     Net Assets
South Africa     Banking                157,531    Nedcor Limited                 $   3,135,291    $   3,524,596       1.9%

                 Beverages              319,554    South African Breweries PLC        2,273,623        2,792,295       1.5
                                             35    South African Breweries PLC              297              303       0.0
                                                                                  -------------    -------------     ------
                                                                                      2,273,920        2,792,598       1.5

                 Forest Products        615,670    Nampak Limited                       938,199        1,276,389       0.7

                 Gold Mines              52,373    AngloGold Limited (ADR)(a)         1,140,567        1,054,007       0.6

                 Health Insurance       397,680    Sanlam Limited                       419,309          345,303       0.2

                 Insurance            2,443,100    FirstRand Limited                  3,501,755        2,343,787       1.3

                 Mining                 654,876    Gencor Limited                     1,536,879        1,501,423       0.8
                                        107,730    Minorco SA (Minerals &
                                                      Resources Corporation
                                                      Limited)                        1,862,218        1,850,192       1.0
                                                                                  -------------    -------------     ------
                                                                                      3,399,097        3,351,615       1.8

                 Retail                 259,388    Pepkor Limited                       820,230        1,138,777       0.6

                 Retail--Stores          15,611    Edgars Stores Limited                 49,707           80,720       0.0

                                                   Total Investments in Africa       15,678,075       15,907,792       8.6

EUROPE

Czech Republic   Telephone Networks      71,025    SPT Telecom AS                       946,409          939,543       0.5

                                                   Total Investments in
                                                   Czech Republic                       946,409          939,543       0.5

Greece           Banking                  7,740    Alpha Credit Bank                    503,723          514,718       0.3
                                         34,649    National Bank of Greece SA         1,525,436        2,347,820       1.3
                                                                                  -------------    -------------     ------
                                                                                      2,029,159        2,862,538       1.6

                 Beverages               27,253    Hellenic Bottling Co.                899,249          810,005       0.4

                 Building &              17,706    Titan Cement Company SA            1,490,168        1,349,364       0.7
                 Construction

                                                   Total Investments in Greece        4,418,576        5,021,907       2.7

Hungary          Banking                 47,029    OTP Bank Rt. (GDR)(b)              2,168,989        1,822,374       1.0

                 Oil & Related          112,172    MOL Magyar Olaj-es Gazipari
                                                      Rt. (GDR)(b)                    3,202,690        2,394,872       1.3

                 Telecommunications     531,421    Magyar Tavkozlesi Rt.--Matav       3,098,568        2,835,779       1.5

                                                   Total Investments in Hungary       8,470,247        7,053,025       3.8

Poland           Automotive              66,947    Debica SA                          1,405,151          808,733       0.4

                 Banking                 91,688    Wielkopolski Bank Kredytowy SA       901,581          505,548       0.3

                 Computers              109,835    ComputerLand SA                    2,348,233        1,692,945       0.9

                 Electrical             192,176    Elektrim Spolka Akcyjna SA         1,864,028        2,046,987       1.1
                 Components

                                                   Total Investments in Poland        6,518,993        5,054,213       2.7

Russia           Energy Sources       2,025,000    Irkutskenergo                        255,917          100,238       0.1

                 Telecommunications     544,800    Bashinformsvyaz                    1,455,190          157,992       0.1
                                        169,200    Nizhnovsvyazinform                   879,840           67,680       0.0
                                                                                  -------------    -------------     ------
                                                                                      2,335,030          225,672       0.1

                 Utilities--Electric  2,066,208    Bashkirenergo                      1,187,599           47,523       0.0

                                                   Total Investments in Russia        3,778,546          373,433       0.2

Turkey           Banking             18,903,000    Turkiye Garanti Bankasi AS           780,410          786,462       0.4
                                     53,343,402    Yapi ve Kredi Bankasi AS             768,749          987,973       0.5
                                                                                  -------------    -------------     ------
                                                                                      1,549,159        1,774,435       0.9

                 Retail               2,806,287    Migros Turk T.A.S.                 2,885,790        3,690,996       2.0

                                                   Total Investments in Turkey        4,434,949        5,465,431       2.9

                                                   Total Investments in Europe       28,567,720       23,907,552      12.8

Latin
America

Argentina        Oil & Related          211,276    Perez Companc SA 'B'               1,344,732          993,713       0.5
                                         86,089    YPF Sociedad Anonima (ADR)(a)      2,666,279        2,717,184       1.5
                                                                                  -------------    -------------     ------
                                                                                      4,011,011        3,710,897       2.0

                 Real Estate             34,980    IRSA Inversiones y
                                                   Representaciones SA (GDR)(b)         965,700          922,597       0.5

                                                   Total Investments in Argentina     4,976,711        4,633,494       2.5

Brazil           Banking              1,413,165    Banco Itau SA (Preferred)            735,798          720,994       0.4
                                        134,800    Uniao de Bancos Brasileiros
                                                   SA (Unibanco)(GDR)(b)              1,874,356        2,594,900       1.4
                                                                                  -------------    -------------     ------
                                                                                      2,610,154        3,315,894       1.8

                 Beverages            3,133,154    Companhia Cervejaria Brahma
                                                   (Preferred)                        1,856,774        1,474,318       0.8

                 Foreign                           Republic of Brazil:
                 Government      US$  4,392,000       10.125% due 5/15/2027           3,347,160        3,184,200       1.7
                 Obligations     US$  5,580,741       'C', 6.90% due 4/15/2014++ (c)  3,406,351        3,533,307       1.9
                                 US$  2,677,000       'L', 5.50% due 4/15/2024++ (c)  1,914,185        1,612,893       0.9
                                                                                  -------------    -------------     ------
                                                                                      8,667,696        8,330,400       4.5

                 Mining                 194,254    Companhia Vale do Rio Doce 'A'
                                                      (Preferred)                     3,836,787        2,860,008       1.5

                 Oil & Related        9,008,212    Petroleo Brasileiro
                                                      SA--Petrobras (Preferred)       2,151,036        1,250,119       0.7

                 Telecommunications  66,120,526    Tele Celular Sul Participacoes SA    130,355           99,855       0.0
                                     45,320,526    Tele Norte Leste Participacoes SA    625,436          375,249       0.2
                                        217,996    Tele Norte Leste Participacoes
                                                      SA (ADR)(a)                     3,139,848        3,351,689       1.8
                                         43,071    Telecomunicacoes Brasileiras
                                                      SA--Telebras(Preferred Block)
                                                      (ADR)(a)                        3,404,332        3,472,599       1.9
                                      4,000,000    Telerj Celular S.A.
                                                      (Preferred "B" )                  331,299           67,638       0.0
                                     68,460,526    Telesp Participacoes SA            1,598,920          898,170       0.5
                                         44,800    Telesp Participacoes SA (ADR)(a)     957,463          924,000       0.5
                                                                                  -------------    -------------     ------
                                                                                     10,187,653        9,189,200       4.9




Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US dollars)
LATIN AMERICA                      Shares Held/                                                                 Percent of
(concluded)      Industries         Face Amount          Investments                    Cost          Value     Net Assets
Brazil           Utilities--        128,838,000    Centrais Eletricas Basileiras
(concluded)      Electric                             SA--Eletrobras               $  3,969,906   $    2,515,158       1.3%
                                     81,103,533    Companhia Energetica de
                                                      Minas Gerais SA--CEMIG
                                                      (Preferred)                     2,169,430        1,813,598       1.0
                                                                                  -------------    -------------     ------
                                                                                      6,139,336        4,328,756       2.3

                                                   Total Investments in Brazil       35,449,436       30,748,695      16.5

Chile            Banking                 62,072    Banco Santander Chile (ADR)(a)       791,605          931,080       0.5

                 Utilities--             29,155    Enersis SA (ADR)(a)                  687,061          781,718       0.4
                 Electric &
                 Gas

                                                   Total Investments in Chile         1,478,666        1,712,798       0.9

Ecuador          Foreign         US$  1,583,000    Republic of Ecuador,
                 Government                        4% due 2/28/2025++                   627,555          629,243       0.3
                 Obligations
                                                   Total Investments in Ecuador         627,555          629,243       0.3

Mexico           Beverages               99,873    Panamerican Beverages, Inc. 'A'
                                                      (US Registered Shares)          3,114,502        1,754,020       0.9

                 Broadcast--Media       171,255    Grupo Televisa SA (GDR)(b)         4,003,922        5,373,126       2.9

                 Building Products        7,914    Cemex, SA de CV (ADR)(a)              60,963           64,801       0.0
                                         60,800    Cemex, SA de CV 'B'                  162,661          255,543       0.2
                                        162,355    Cemex, SA de CV 'B' (ADR)(a)       1,603,563        1,363,457       0.7
                                                                                  -------------    -------------     ------
                                                                                      1,827,187        1,683,801       0.9

                 Foreign                           United Mexican States:
                 Government      US$  4,547,000       11.50% due 5/15/2026            4,575,301        5,064,221       2.7
                 Obligations     US$  6,436,000       Series W-A, 6.25% due
                                                      12/31/2019++                    4,814,808        5,060,305       2.7
                                                                                  -------------    -------------     ------
                                                                                      9,390,109       10,124,526       5.4

                 Healthcare/          1,016,909    Kimberly-Clark de Mexico,
                 Personal                             SA de CV 'A'                    3,464,785        3,825,296       2.1
                 Care

                 Multi-Industry         496,000    Grupo Carso, SA de CV 'A1'         1,490,672        2,032,573       1.1

                 Telecommunications      87,273    Telefonos de Mexico SA (ADR)(a)    3,962,668        5,716,381       3.1

                 Television              31,800    TV Azteca, SA de CV (ADR)(a)         438,272          198,750       0.1

                                                   Total Investments in Mexico       27,692,117       30,708,473      16.5

Peru             Financial Services      24,000    Credicorp Limited                    217,176          234,000       0.1

                                                   Total Investments in Peru            217,176          234,000       0.1

Venezuela        Telecommunications      57,828    Compania Anonima Nacional
                                                      Telefonos de Venezuela
                                                      (CANTV)(ADR)(a)                   933,733        1,051,747       0.6

                                                   Total Investments in Venezuela       933,733        1,051,747       0.6

                                                   Total Investments in
                                                   Latin America                     71,375,394       69,718,450      37.4

Middle
East

Egypt            Banking                 92,677    Commercial International             846,571          942,988       0.5

                                                   Total Investments in Egypt           846,571          942,988       0.5

Israel           Banking                812,663    Bank Hapoalim                      1,650,907        1,912,529       1.0
                                      1,066,401    Bank Leumi Le-Israel               2,001,724        1,896,850       1.0
                                                                                  -------------    -------------     ------
                                                                                      3,652,631        3,809,379       2.0

                 Drugs                   21,790    Teva Pharmaceutical Industries
                                                      Ltd. (ADR)(a)                     813,347        1,032,301       0.6

                                                   Total Investments in Israel        4,465,978        4,841,680       2.6

                                                   Total Investments in the
                                                   Middle East                        5,312,549        5,784,668       3.1

Pacific Basin/
Asia

China            Automobile           3,372,774    Qingling Motor Company 'H'         1,590,816          483,106       0.3

                 Telecommunications     641,500    Eastern Communication Co.,
                                                      Ltd. (Class B)                    582,047          263,015       0.1

                 Utilities--          2,202,000    Beijing Datang Power Generation
                 Electric                             Company Limited 'H'             1,015,876          589,613       0.3

                                                   Total Investments in China         3,188,739        1,335,734       0.7

Hong Kong        Building Products   10,916,589    Anhui Conch Cement Co. Ltd. 'H'    3,089,494        1,098,787       0.6

                 Transportation       9,662,000    Sichuan Expressway Co. 'H'           966,714          710,680       0.4

                                                   Total Investments in Hong Kong     4,056,208        1,809,467       1.0

India            Aluminum               133,000    Hindalco Industries Ltd.           1,347,790        1,463,471       0.8

                 Banking                  2,850    State Bank of India                   21,141           14,361       0.0

                 Building Products          800    Associated Cement Companies Ltd.      30,882           27,136       0.0

                 Computer Software       84,800    Pentafour Software &
                                                      Exports Ltd.                    1,525,477        2,512,963       1.3

                 Energy Sources           1,161    BSES Ltd.                              6,441            3,975       0.0
                                        155,231    BSES Ltd. (GDR)(b)                 2,024,281        1,563,952       0.9
                                            682    Bombay Electrical Supply               3,819            2,335       0.0
                                                                                  -------------    -------------     ------
                                                                                      2,034,541        1,570,262       0.9

                 Financial Services         106    Housing Development Finance
                                                      Corporation Ltd. (HDFC)             9,035            5,976       0.0
                                      1,127,078    ICICI Ltd.                         2,774,972        1,252,157       0.7
                                                                                  -------------    -------------     ------
                                                                                      2,784,007        1,258,133       0.7

                 Healthcare/Personal     69,700    Hindustan Lever Limited            2,798,407        3,726,111       2.0
                 Care

                 Leisure & Tourism       51,397    EIH Limited                          575,881          277,920       0.1

                 Oil Services               400    Hindustan Petroleum Corporation Ltd.   5,058            1,906       0.0

                 Telecommunications      71,797    Videsh Sanchar Nigam Ltd. (GDR)(b)   928,676          732,329       0.4

                 Textiles                 1,264    Reliance Industries Ltd                4,169            3,892       0.0

                                                   Total Investments in India        12,056,029       11,588,484       6.2




Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                           (in US dollars)
PACIFIC BASIN/                                                                                                  Percent of
ASIA (concluded) Industries         Shares Held          Investments                    Cost          Value     Net Assets
Indonesia        Building Products    1,153,500    P.T. Semen Gresik
                                                      (Persero) Tbk                $    878,893   $    1,280,922       0.7%

                 Telecommunications     310,137    P.T. Indosat (Persero)
                                                      Tbk (ADR)(a)                    8,016,673        4,012,397       2.2

                                                   Total Investments in Indonesia     8,895,566        5,293,319       2.9

Malaysia+++      Banking                473,000    Malayan Banking Berhad               993,395          883,763       0.4

                 Natural Gas            713,000    Petronas Gas Berhad                2,966,536        1,444,763       0.8

                 Telecommunications   1,740,000    Telekom Malaysia Berhad            4,490,496        3,502,895       1.9

                 Tobacco                627,400    Rothmans of Pall Mall
                                                      (Malaysia) Berhad               4,240,742        3,714,868       2.0

                                                   Total Investments in Malaysia     12,691,169        9,546,289       5.1

Pakistan         Electrical                 100    Karachi Electric Supply                   66               20       0.0
                 Components

                                                   Total Investments in Pakistan             66               20       0.0

Philippines      Banking                176,870    Metropolitan Bank &
                                                      Trust Company                   1,401,265        1,409,003       0.8

                 Utilities--            255,070    Manila Electric Company 'B'          866,756          845,828       0.4
                 Electric & Gas

                                                   Total Investments
                                                   in the Philippines                 2,268,021        2,254,831       1.2

South Korea      Auto & Truck            51,220    Hyundai Motor Company Ltd.           939,075          820,940       0.5

                 Banking                 50,100    Housing & Commercial Bank, Korea     836,541        1,001,183       0.5
                                         50,420    Shinhan Bank                         389,899          409,200       0.2
                                                                                  -------------    -------------     ------
                                                                                      1,226,440        1,410,383       0.7

                 Chemical Producers      14,330    Honam Petrochemical Corporation      220,760          202,210       0.1

                 Chemicals               38,950    L.G. Chemical Limited                475,775          495,612       0.3

                 Cosmetics               11,750    Pacific Corporation                  223,445          196,472       0.1

                 Electronic Components   71,106    Samsung Display Devices
                                                      Co., Ltd.                       2,900,273        3,497,302       1.9

                 Electronics             69,966    Samsung Electronics Co., Ltd.      2,796,956        5,421,509       2.9

                 Financial Services--    94,470    Kookmin Bank                         867,462          932,371       0.5
                 Commercial

                 Retail--Stores          25,330    Keumkang Development Ind. Company    216,479          267,556       0.1

                 Steel                   39,634    Pohang Iron & Steel Company,
                                                      Ltd. (ADR)(a)                     604,418          708,458       0.4

                 Utilities--Electric    163,960    Korea Electric Power
                                                      Corporation                     3,950,464        3,958,577       2.1
                                        216,500    Korea Electric Power
                                                      Corporation (ADR)(a)            2,598,000        2,746,844       1.5
                                                                                  -------------    -------------     ------
                                                                                      6,548,464        6,705,421       3.6

                                                   Total Investments in
                                                   South Korea                       17,019,547       20,658,234      11.1

Taiwan           Banking              1,241,545    Bank Sinopac                         923,224          689,747       0.4
                                      2,865,240    E. Sun Commercial Bank             2,045,284        1,470,685       0.8
                                                                                  -------------    -------------     ------
                                                                                      2,968,508        2,160,432       1.2

                 Building Products      689,000    Asia Cement Corporation              598,150          509,677       0.3

                 Cement                 628,000    Taiwan Cement Corporation            569,152          477,826       0.2

                 Chemicals            1,570,446    Formosa Plastic Corporation        2,847,525        2,584,218       1.4

                 Electronic             509,636    Mosel Vitelic, Inc.                  564,878          483,169       0.2
                 Components

                 Health Insurance       517,000    Cathay Life Insurance
                                                      Co., Ltd.                       1,768,737        1,670,260       0.9

                 Semiconductors       1,144,000    Taiwan Semiconductor
                                                      Manufacturing Company           2,436,050        3,592,271       1.9

                 Steel                2,261,000    China Steel Corporation            1,493,092        1,481,392       0.8

                 Transportation--       805,335    Yang Ming Marine Transport Corp.     889,728          517,924       0.3
                 Marine

                 Venture Capital        430,000    China Development Industrial
                                                      Bank Inc.                         854,947          727,053       0.4

                                                   Total Investments in Taiwan       14,990,767       14,204,222       7.6

Thailand         Banking                576,200    Bangkok Bank Public Company
                                                      Limited 'Foreign'               1,392,363        1,183,131       0.6
                                        982,900    Thai Farmers Bank Public
                                                      Company Limited 'Foreign'       3,625,019        1,992,011       1.1
                                                                                  -------------    -------------     ------
                                                                                      5,017,382        3,175,142       1.7

                 Television             558,500    BEC World Public Company
                                                      Limited 'Foreign'               5,182,856        2,710,587       1.5

                                                   Total Investments in Thailand     10,200,238        5,885,729       3.2

                                                   Total Investments in the
                                                   Pacific Basin/Asia                85,366,350       72,576,329      39.0

                 Total Investments                                                $ 206,300,088      187,894,791     100.9
                                                                                  =============
                 Liabilities in Excess of Other Assets                                                (1,679,671)     (0.9)
                                                                                                   -------------     ------
                 Net Assets                                                                        $ 186,215,120     100.0%
                                                                                                   =============     ======


                 Net Asset Value:      Class A--Based on net assets of $72,081,922
                                                and 7,755,668 shares outstanding                   $        9.29
                                                                                                   =============
                                       Class B--Based on net assets of $82,297,998
                                                and 9,063,167 shares outstanding                   $        9.08
                                                                                                   =============
                                       Class C--Based on net assets of $15,966,948
                                                and 1,765,039 shares outstanding                   $        9.05
                                                                                                   =============
                                       Class D--Based on net assets of $15,868,252
                                                and 1,715,467 shares outstanding                   $        9.25
                                                                                                   =============


  ++Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
 +++Effective February 16, 1999, the Fund's Board of Directors adopted a change in valuation for Malaysian securities. The Fund will utilize a Malaysian exchange rate of 3.80 and the value of any investments made before February 15, 1999 will be discounted, based upon its value as of August 31, 1998, by 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.
 (a)American Depositary Receipts (ADR).
 (b)Global Depositary Receipts (GDR).
 (c)Floating Rate Note.



Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1999


EQUITY PORTFOLIO CHANGES


For the Quarter Ended March 31, 1999

Additions

*Agora
 Alpha Credit Bank
 AngloGold Limited (ADR)
 Edgars Stores Limited
 Hindalco Industries Ltd.
 Honam Petrochemical Corporation
 Housing & Commercial Bank, Korea
 Hyundai Motor Company Ltd.
 Keumkang Development Ind. Company
 Kookmin Bank
 Korea Electric Power Corporation (ADR)
 L.G. Chemical Limited
 Manila Electric Company 'B'
 Metropolitan Bank & Trust Company
 Minorco SA (Minerals & Resources
    Corporation Limited)
 Pacific Corporation
 SPT Telecom AS
 Shinhan Bank
 Telesp Participacoes SA (ADR)
 Titan Cement Company SA
 Turkiye Garanti Bankasi AS
 Uniao de Bancos Brasileiros SA
    (Unibanco)(GDR)


Deletions

*Agora
 Akcansa Cimento AS
 Coca-Cola Beverages PLC
 Embratel Participacoes SA
 Empresa Nacional de Electricidad SA
    (Endesa)(ADR)
 Gedeon Richter (GDR)
 Gujarat Ambuja Cements Ltd. (GDR)
 Hellenic Telecommunication Organization
    SA (OTE)(ADR)
 Liberty Life Association of Africa Limited
 Mahanagar Telephone Nigam Ltd.
 Nestle (Malaysia) BHD
 Panfon Hellenic Telecom Co.
 Petronas Dagangan Berhad
 Pohang Iron & Steel Company Ltd.
 Portugal Telecom SA
 South African Breweries (ADR)
 Sasol Limited
 Tele Centro Oeste Celular Participacoes SA
 Tele Centro Sul Participacoes SA
 Tele Leste Celular Participacoes SA
 Tele Nordeste Celular Participacoes SA
 Tele Norte Celular Participacoes SA
 Tele Sudeste Celular Participacoes SA
 Telecomunicacoes Brasileiras SA--
    Telebras
 Telemig Celular Participacoes SA
 Telesp Celular Participacoes SA


[FN]
*Added and deleted in the same quarter.



PORTFOLIO INFORMATION


Ten Largest Equity Holdings               Percent of
As of March 31, 1999                      Net Assets

Korea Electric Power Corporation*             3.6%
Telefonos de Mexico SA (ADR)                  3.1
Samsung Electronics Co., Ltd.                 2.9
Grupo Televisa SA (GDR)                       2.9
P.T. Indosat (Persero) Tbk (ADR)              2.2
Kimberly-Clark de Mexico, SA de CV 'A'        2.1
Hindustan Lever Limited                       2.0
Rothmans of Pall Mall (Malaysia) Berhad       2.0
Migros Turk T.A.S.                            2.0
TeleNorte leste Participacoes SA*             2.0

[FN]
*Includes combined holdings.


Merrill Lynch Developing Capital Markets Fund, Inc., March 31, 1999


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Grace Pineda, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Developing Capital Markets Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863